UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2012

TRONOX LIMITED

(Exact name of registrant as specified in its charter)

Western Australia, Australia	1-35573	98-1026700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Stamford Plaza

263 Tresser Boulevard, Suite 1100

Stamford, Connecticut 06901

(Address of principal executive offices, including Zip Code)

(203) 705-3800

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 15, 2012, Tronox Incorporated was combined with Exxaro Resources Limited’s mineral sands business under a new Australian holding company, Tronox Limited (“the Company”). The Company is making available certain unaudited pro forma condensed combined financial statements as an exhibit hereto. These unaudited pro forma condensed combined financial statements reflect information now known to the Company which was not available when the Company filed its unaudited pro forma condensed combined financial statements with its Current Report on Form 8-K on June 20, 2012.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the three months ended March 31, 2012 and for the year ended December 31, 2011 are included hereto as Exhibit 99.1.

(d)	Exhibits.

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2012

TRONOX INCORPORATED

By:	/s/ Michael J. Foster
Michael J. Foster Vice President – General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Statements